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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the use of our report dated January 23, 1996 with respect to the financial statements of Direct Broadcasting Satellite Corporation and to all references to our Firm included in or made a part of this Registration Statement on Form S-1.



                                          /s/ REGARDIE, BROOKS & LEWIS
                                            Chartered Certified Public
                                          Accountants



Bethesda, Maryland,


June 11, 1996.